UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2021

GROWTH CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39959	27-2447291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue

New York, NY 10174

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-895-3500

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Units, each consisting of one share of Class A common stock, and one-half of one redeemable warrant	GCACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GCAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	GCACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Growth Capital Acquisition Corp., a Delaware corporation (“GCAC”), intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which will include a preliminary proxy statement of GCAC and a prospectus in connection with the proposed business combination transaction (the “Merger”) involving GCAC and Cepton Technologies, Inc., a Delaware corporation (“Cepton”). The definitive proxy statement and other relevant documents will be mailed to stockholders of GCAC as of a record date to be established for voting on the Merger. Securityholders of GCAC and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with GCAC’s solicitation of proxies for the special meeting to be held to approve the Merger because these documents will contain important information about GCAC, Cepton and the Merger. GCAC securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to GCAC by contacting its Chief Executive Officer, George Syllantavos, c/o Growth Capital Acquisition Corp., 300 Park Avenue, New York, NY 10022, at 212-895-3500.

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

This section describes the material provisions of the Business Combination Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. GCAC’s stockholders and other interested parties are urged to read such agreement in its entirety. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

On August 4, 2021, Growth Capital Acquisition Corp., a Delaware corporation (“GCAC”), and GCAC Merger Sub Inc., a Delaware corporation and newly formed wholly-owned subsidiary of GCAC (“Merger Sub”) entered into a Business Combination Agreement (the “Business Combination Agreement”) with Cepton Technologies, Inc., a Delaware corporation (“Cepton”).

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”), Merger Sub will merge with and into Cepton (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”), with Cepton continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of GCAC.

Conversion of Securities and Merger Consideration

Immediately prior to the effective time of the Merger (the “Effective Time”), Cepton will cause each share of Cepton Class F Stock and each share of Cepton preferred stock to be automatically converted into a number of shares of Cepton common stock, at the then-effective conversion rate as calculated pursuant to Cepton’s Amended and Restated Certificate of Incorporation. All of the Cepton Class F Stock and the Cepton preferred stock converted into common stock of Cepton will no longer be outstanding and will cease to exist, and each holder of Cepton preferred stock of the will thereafter cease to have any rights with respect to such securities.

At the Effective Time, by virtue of the Merger and without any action on the part of GCAC, Merger Sub, Cepton or the holders of any of the following securities:

(a)	Each share of Cepton common stock (other than the Dissenting Shares and the Cancelled Shares (as such terms are defined in the Business Combination Agreement)) will be converted into (i) the contingent right to receive Earnout Shares (as defined below) (which may be zero) and (ii) a certain number of shares of GCAC Class A common stock equal to (x) $1,500,000,000 divided by the total number of Cepton capital stock (on an “as-converted” to Cepton common stock basis) on a fully diluted basis as of the date of Closing (but excluding company options that are not vested), divided by (y) 10 (the “Merger Consideration”).

(b)	each option to purchase shares of Cepton common stock, whether or not exercisable and whether or not vested, that is outstanding immediately prior to the Effective Time will be assumed by GCAC and converted into an option to purchase shares of GCAC Class A common stock (each, a “Converted Option”). Each Converted Option will have and be subject to the same terms and conditions (including vesting, expiration and exercisability terms) as were applicable to the Cepton option from which it was converted immediately before the Effective Time, except that (x) each Converted Option will be exercisable for that number of shares of GCAC Class A common stock equal to the product (rounded down to the nearest whole number) of (1) the number of shares of Cepton common stock subject to the Cepton option immediately before the Effective Time and (2) the Merger Consideration and (y) the per share exercise price for each share of GCAC Class A common stock issuable upon exercise of the Converted Option will be equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (1) the exercise price per share of Cepton common stock of such Cepton option immediately before the Effective Time by (2) the Merger Consideration.

Earnout Merger Consideration

In addition to the Merger Consideration set forth above, additional contingent shares (“Earnout Shares”) will be payable to each holder of Cepton common stock and/or Cepton options receiving consideration in the Merger, in the amounts set forth below:

(a)	If the closing share price of GCAC Class A common stock equals or exceeds $15.00 per share for any 20 trading days within any consecutive 30-trading day period that occurs after the Closing Date and on or prior to the three-year anniversary of the Closing Date, then, GCAC will issue to each holder of Cepton common stock that is entitled to Earnout Shares a number of shares of GCAC Class A common Stock equal to such holder’s pro rata portion of 7,000,000 shares.

(b)	If the closing share price of GCAC Class A common stock equals or exceeds $17.50 per share for any 20 trading days within any consecutive 30-trading day period that occurs after the Closing Date and on or prior to the three (3)-year anniversary of the Closing Date, GCAC will issue to each holder of Cepton common stock that is entitled to Earnout Shares, a number of shares of GCAC Class A common stock equal to such holder’s Earnout Pro Rata Portion of 6,000,000 shares.

In the event that after the Closing and prior the three-year anniversary of the Closing Date, (i) there is a Change of Control (as defined in the Business Combination Agreement) (or a definitive agreement providing for a Change of Control has been entered into prior to the three-year anniversary of the Closing Date and such Change of Control is ultimately consummated, even if such consummation occurs after the three -year anniversary of the Closing Date), (ii) any liquidation, dissolution or winding up of GCAC (whether voluntary of involuntary) is initiated, (iii) any bankruptcy, reorganization, debt arrangement or similar proceeding under any bankruptcy, insolvency or similar law, or any dissolution or liquidation proceeding, is instituted by or against GCAC, or a receiver is appointed for GCAC or a substantial part of its assets or properties or (iv) GCAC makes an assignment for the benefit of creditors, or petitions or applies to any governmental authority for, or consents or acquiesces to, the appointment of a custodian, receiver or trustee for all or substantially all of its assets or properties (any of (i) to (iv), an “Acceleration Event”), then any Earnout Shares that have not been previously issued by GCAC (whether or not previously earned) shall be deemed earned and issued by GCAC to the holders of Cepton common stock, unless, in the case of an Acceleration Event that is a Change of Control, the value of the consideration to be received by the holders of the GCAC Class A common stock in such Change of Control transaction is less than the stock price threshold applicable to the relevant Earnout Shares.

Representations and Warranties; Covenants

The Business Combination Agreement contains customary representations, warranties and covenants of (a) Cepton and (b) GCAC and Merger Sub, in each case relating to, among other things, organization and qualification, governing documents, capitalization, authority, no conflicts and absence of litigation.

The representations and warranties of the parties terminate as of and do not survive the Closing, and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties shall not survive the Closing, except those covenants and agreements to be performed after the Closing which covenants and agreement shall survive until fully performed.

The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms (the “Interim Period”), including with respect to (i) the operation of their respective businesses in the ordinary course of business; (ii) the provision of access to their properties, books personnel, and policies, (iii) provision of financial statements by Cepton; (4) GCAC’s stock listing; (5) notifications of certain breaches, consent requirements, material adverse changes or other matters; (6) efforts to consummate the Closing and obtain third party and regulatory approvals; (7) tax matters and transfer taxes; (8) further assurances; (9) confidentiality (10) public announcements; and (11) HSR Act compliance (if applicable). The parties further agreed to certain customary post-Closing covenants.

After the date of the Business Combination Agreement and within ten (10) Business Days after GCAC’s receipt of Cepton’s audited financial statements from Cepton (with the assistance and cooperation of Cepton as reasonably requested by GCAC), GCAC will prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the GCAC Class A common stock, including the Earnout Shares, to be issued pursuant to the Business Combination Agreement, which registration statement will also contain a proxy statement for GCAC stockholders, a consent solicitation statement for Cepton stockholders and a prospectus.

GCAC will include provisions in the proxy statement with respect to (i) the approval of the Business and the adoption and approval of Business Combination Agreement, (ii) the adoption and approval of the GCAC Second A&R Charter, (iii) to the extent required by the Nasdaq listing rules, the approval of the issuance of the aggregate Merger Consideration and the Earnout Shares together with the GCAC Class A common stock pursuant to the Subscription Agreements, (iv) the approval and adoption of the GCAC 2021 Equity Incentive Plan, (v) the approval and adoption of the GCAC Employee Stock Purchase Plan, (vi) adjournment of the GCAC stockholders’ meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing proposals and (vii) the approval of any other proposals reasonably agreed by GCAC and Cepton to be necessary or appropriate in connection with the transaction contemplated hereby.

The parties have also agreed to take all action within their power as may be necessary or appropriate such that, effective immediately after the Closing, GCAC’s board of directors shall consist of seven directors, which shall be divided into three classes with (A) one class of directors, the Class A Directors, initially serving a one (1)-year term, such term effective from the Closing (but any subsequent Class A Directors serving a three (3)-year term), (b) a second class of directors, the Class B Directors, initially serving a two (2)-year term, such term effective from the Closing (but any subsequent Class B Directors serving a three (3)-year term), and (c) a third class of directors, the Class C Directors, serving a three (3)-year term, such term effective from the Closing.

 Closing Conditions

The obligations of the parties to complete the Closing are subject to various conditions, including the following mutual conditions of the parties unless waived:

●

the written consent, in form and substance reasonably acceptable to GCAC, of Cepton stockholders with the requisite approval approving and adopting the Business Combination Agreement and the Merger and all other transactions contemplated by this Agreement;

●	the proposals presented at the GCAC stockholder’s meeting will have been approved and adopted;

●	No Governmental Authority (as defined in the Business Combination Agreement) of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (as defined in the Business Combination Agreement), rule, regulation, judgment, decree, executive order or award after the date of the Business Combination Agreement which is then in effect and has the effect of making the Transactions, including the Merger, illegal or otherwise prohibiting consummation of the Transactions, including the Merger;

●	all required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, will have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Transactions under the HSR Act shall have expired or been terminated;

●	the Registration Statement will have been declared effective under the Securities Act, and no stop order suspending the effectiveness, or any proceedings for purposes of suspending the effectiveness, of the Registration Statement will be in effect or will have been initiated or threatened by the SEC;

●	the GCAC Class A common stock to be issued in connection with the Transactions (including the Earnout Shares) will have been approved for listing on Nasdaq, subject only to official notice of issuance thereof;
●	upon the Closing, after giving effect to the completion of the Redemption (as defined in the Business Combination Agreement), GCAC having net tangible assets of at least $5,000,001; and

●	the GCAC Second A&R Charter shall have been filed and become effective.

Unless waived by GCAC, the obligations of the GCAC Parties to consummate the Merger are subject to the satisfaction of certain customary conditions (in addition to customary certificates and other closing deliverables), as well as the following:

●	accuracy of the representations and warranties made by Cepton in the Business Combination Agreement and material compliance by Cepton with the covenants in the Business Combination Agreement;

●	absence of any Company Material Adverse Effect (as defined in the Business Combination Agreement) with respect to Cepton between the date of the Business Combination Agreement and the date of the Closing;

●	Cepton will have delivered to GCAC the audited financials of Cepton;

●	Cepton will have delivered a properly executed certification that the Cepton shares are not “U.S. real property interests”, together with a notice to the IRS, in accordance with Treasury Regulations; and

●	Cepton will have terminated certain specified related party contracts.

Unless waived by Cepton, the obligations of Cepton to consummate the Merger are subject to the satisfaction of certain customary additional conditions (in addition to customary certificates and other closing deliverables), as well as the following:

●	accuracy of the representations and warranties made by GCAC in the Business Combination Agreement and material compliance by GCAC with the covenants in the Business Combination Agreement;

●	absence of any GCAC Material Adverse Effect (as defined in the Business Combination Agreement) with respect to GCAC or Merger Sub between the date of the Business Combination Agreement and the date of the Closing ;

●	all members of the board of directors of GCAC (other than those identified as continuing directors) and all officers of GCAC will have executed written resignations effective as of the Effective Time; and

●	upon the Closing, GCAC having at least 58.5 million dollars ($58,500,000) of cash or cash equivalents.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including:

●	by mutual written consent of GCAC and Cepton;

●	by either GCAC or Cepton if the Closing has not occurred by the date that is six months after the execution of the Business Combination Agreement, other than as a result of a breach by the party seeking termination;

●	by either GCAC or Cepton if a Governmental Authority shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting, or if any law is in effect making illegal, the transactions contemplated by the Business Combination Agreement, other than as caused by the breach of the party seeking termination;

●	by either GCAC or Cepton if GCAC fails to obtain the required stockholder approvals at GCAC’s stockholder meeting;

●	by GCAC if (i) Cepton fails to obtain stockholder approval or (ii) Cepton fails to deliver to GCAC the Stockholder Support Agreements within twenty-four hours after the execution of the Business Combination Agreement;

●	by GCAC upon a breach of any representation, warranty, covenant or agreement on the part of Cepton set forth in the Business Combination Agreement, or if any representation or warranty of Cepton becomes untrue and is not cured within 20 days.; and

●	by Cepton upon a breach of any representation, warranty, covenant or agreement on the part of GCAC or Merger Sub set forth in the Business Combination Agreement, or if any representation or warranty of GCAC or Merger Sub becomes untrue and is not cured within 20 days.

Governing Law and Arbitration; Trust Account Waiver

The Business Combination Agreement is governed by New York law and, subject to the required arbitration provisions, the parties are subject to the non-exclusive jurisdiction of federal and state courts located in New York, New York.

Cepton agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in GCAC’s trust account held for its public stockholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about GCAC, Cepton or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in GCAC’s public disclosures.

Related Agreements

Stockholder Support Agreements

The Business Combination Agreement provides that within twenty-four hours after the execution and delivery of the Business Combination Agreement, GCAC and certain Cepton stockholders will enter into Stockholder Support Agreements (the “Stockholder Support Agreements”). Pursuant to the Stockholder Support Agreements, each GCAC stockholder party thereto agreed to, among other things, vote their Company Shares (as defined in the Business Combination Agreement) in favor of the adoption and approval of the Business Combination Agreement and the Transactions.

Amended Registration Rights Agreement

Contemporaneously with the execution and delivery of the Business Combination Agreement, GCAC, GCAC’s sponsor, Growth Capital Sponsor LLC (the “Sponsor”), Nautilus Carriers LLC (“Nautilus”), HB Strategies LLC (“HB Strategies”), and certain other GCAC shareholders parties thereto (collectively, the “Initial Holders”), Cepton, and certain Cepton stockholders will enter an Amended and Restated Registration Rights Agreement (the “Amended Registration Rights Agreement”). Pursuant to the Amended Registration Rights Agreement, the Initial Holders and the undersigned parties listed under “Holder” on the signature page thereto will be provided the right to demand registrations, piggy-back registrations and shelf registrations with respect to Registrable Securities (as defined in the Amended Registration Rights Agreement).The Amended Registration Rights Agreement would supersede the registration rights agreements between GCAC and certain of the Initial Holders.

Confidentiality and Lock-Up Agreement

Contemporaneously with the execution and delivery of the Business Combination Agreement, certain Cepton stockholders will enter into a Confidentiality and Lock-up Agreement with GCAC (each, a “Confidentiality and Lock-Up Agreement”). Pursuant to the Confidentiality and Lock-Up Agreements, each Cepton stockholder party thereto will agree to a 180-day lock-up of its restricted GCAC securities following Closing, subject to (i) early release upon certain corporate transactions and (ii) certain limited permitted transfers where the recipient takes the shares subject to the restrictions in the Confidentiality and Lock-Up Agreement.

Unpaid Expenses and Lock-Up Agreement

Contemporaneously with the execution and delivery of the Business Combination Agreement, GCAC, Sponsor, Nautilus, HB Strategies, and Cepton entered into an Unpaid Expenses and Lock-Up Agreement (the “Unpaid Expenses and Lock-Up Agreement”), pursuant to which, among other things, Sponsor, Nautilus, and HB Strategies agree that if GCAC’s unpaid or contingent liabilities as of immediately prior to the Closing (excluding deferred underwriting and business combination marketing fees and expenses arising from GCAC’s initial public offering and excluding any fees and expenses arising from the PIPE Investment) exceed $10,000,000, Sponsor, Nautilus, and HB Strategies, each will, at their election, either forfeit immediately prior to the Closing a number of Founder Shares and Founder Warrants having an aggregate value equal to the Excess Expense Amount (as defined in the Unpaid Expenses and Lock-Up Agreement)) or (ii) pay to GCAC an amount in cash equal to the Excess Expense Amount. Pursuant to the Unpaid Expenses and Lock-Up Agreement Sponsor, Nautilus, and HB Strategies are subject to certain lock-up restrictions.

GCAC Stockholder Support Agreement

Contemporaneously with the execution and delivery of the Business Combination Agreement, Cepton and certain GCAC stockholders will enter into Stockholder Support Agreements (the “GCAC Stockholder Support Agreements”). Pursuant the GCAC Stockholder Support Agreements, the GCAC stockholders party thereto will agree, among other things, to vote their shares of GCAC Class B common stock in favor of the adoption an approval of the Business Combination Agreement and the Transactions. HB Strategies entered into a substantially similar Stockholder Support Agreement.

The foregoing descriptions of the Stockholder Support Agreements, the Amended Registration Rights Agreement, Confidentiality and Lock-Up Agreement, Unpaid Expenses and Lock-Up Agreement, and GCAC Stockholder Support Agreements do not purport to be complete and are qualified in their entirety by reference to the complete text of the form of such agreements, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 respectively.

Private Placement

In connection with the proposed business combination between GCAC and Cepton, GCAC entered into subscription agreements (the “Subscription Agreements”) with the investors named therein (the “PIPE Investors”), pursuant to which GCAC agreed to issue and sell to the PIPE Investors approximately $58.5 million of GCAC Class A common stock immediately prior to closing of the Merger (the “PIPE Investment”). The PIPE Investment is conditioned on the concurrent closing of the Merger and other customary closing conditions. The proceeds from the PIPE Investment will be used to fund a portion of the cash consideration for the Business Combination. The Subscription Agreements provide for certain customary registration rights for the PIPE Investors. The form of the Subscription Agreements is attached as Exhibit 10.6 hereto, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under the heading “Private Placement” in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. GCAC Class A common stock issued in the PIPE Investment will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On August 5, 2021, GCAC issued a press release announcing the execution of the Business Combinations Agreement. The press release is attached hereto as Exhibit 99.1.

Attached as Exhibit 99.2 hereto is the investor presentation dated August 4, 2021 that will be used by GCAC and Cepton with respect to the transactions contemplated by the Business Combination Agreement.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward-Looking Statements

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about Cepton and Growth Capital and the transactions contemplated by the Business Combination Agreement (the “Transactions”), and the parties’ perspectives and expectations, are forward looking statements. Such statements include, but are not limited to, statements regarding the Transactions, including the anticipated initial enterprise value and post-closing equity value, the benefits of the Transactions, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Transactions. Such forward-looking statements reflect Cepton’s or Growth Capital’s current expectations or beliefs concerning future events and actual events may differ materially from current expectations. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “designed to” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Any such forward-looking statements are subject to various risks and uncertainties, including (1) the success of our strategic relationships, including with our Tier 1 partners, none of which are exclusive; (2) the possibility that Cepton’s business or the combined company may be adversely affected by other economic, business, and/or competitive factors; (3) the risk that current trends in automotive and smart infrastructure markets decelerate or do not continue; (4) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Growth Capital or Cepton is not obtained; (5) risks related to future market adoption of Cepton’s offerings; (6) the final terms of Cepton’s arrangement with its Tier 1 partner and, in turn, its Tier 1 partner's contract with the major global automotive OEM differing from Cepton's expectations, including with respect to volume and timing, or the arrangement can be terminated or may not materialize into a long-term contract partnership arrangement; (7) the ability of Growth Capital or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; (8) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by Growth Capital’s stockholders; (9) the ability of the combined company to meet the initial listing standards of The Nasdaq Stock Market upon consummation of the proposed business combination; (10) costs related to the proposed business combination; (11) expectations with respect to future operating and financial performance and growth, including when Cepton will generate positive cash flow from operations; (12) Cepton’s ability to raise funding on reasonable terms as necessary to develop its product in the timeframe contemplated by its business plan; (13) Cepton’s ability to execute its business plans and strategy; (14) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination and definitive agreements for the proposed business combination by the stockholders of Growth Capital; and (15) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed business combination. If any of these risks materialize or any of Growth Capital’s or Cepton’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Cepton and Growth Capital do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See “Risk Considerations” in the investor presentation, which will be provided in a Current Report on Form 8-K to be filed by Growth Capital with the SEC and available at www.sec.gov

Additional Information and Where to Find It

Growth Capital intends to file with the SEC a registration statement on Form S-4 with a proxy statement containing information about the proposed transaction and the respective businesses of Cepton and Growth Capital. Growth Capital will mail a final prospectus and definitive proxy statement and other relevant documents after the SEC completes its review. Growth Capital stockholders are urged to read the preliminary prospectus and proxy statement and any amendments thereto and the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents will contain important information about Growth Capital, Cepton and the proposed transaction. The final prospectus and definitive proxy statement will be mailed to stockholders of Growth Capital as of a record date to be established for voting on the proposed transaction. Stockholders of Growth Capital will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about Growth Capital, without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and Growth Capital’s other filings with the SEC can also be obtained, without charge, by directing a request to: Growth Capital Acquisition Corp. 300 Park Avenue, New York, NY 10022. Additionally, all documents filed with the SEC can be found on Growth Capital’s website, www.gcaccorp.com.

Participants in the Solicitation

Cepton and Growth Capital and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed business combination. Growth Capital stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Growth Capital in Growth Capital’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021, which was filed with the SEC on July 19, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Growth Capital’s stockholders in connection with the proposed business combination will be included in the definitive proxy statement/prospectus that Growth Capital intends to file with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of August 4, 2021, by and among GCAC, Merger Sub and Cepton.

10.1	Form of Stockholder Support Agreement by and among GCAC, Cepton and the stockholders of Cepton party thereto.

10.2	Form of Amended and Restated Registration Rights Agreement, by and among GCAC, the Initial Holders and the Cepton stockholders party thereto.

10.3	Form of Confidentiality and Lock-Up Agreement, by and between GCAC and the stockholder of Cepton party thereto.

10.4	Form of Expenses and Lock-Up Agreement, by and between GCAC and the Cepton stockholders party thereto.

10.5	Form of GCAC Stockholder Support Agreements by and between Cepton and GCAC stockholders

10.6	Form of Subscription Agreement.

99.1	Press Release, dated August 5, 2021.

99.2	Investor Presentation, dated August 4, 2021.

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). GCAC agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWTH CAPITAL ACQUISITION CORP.

	By:	/s/ George Syllantavos
		Name:	George Syllantavos
		Title:	Co-Chief Executive Officer

Dated: August 5, 2021